Filed under Rule 497(e)
Registration No. 33-52742

SunAmerica Series Trust

SA Franklin Systematic U.S. Large Cap Core Portfolio

SA Franklin Systematic U.S. Large Cap Value Portfolio

(the “Portfolios” and each, a “Portfolio”)

(the “Portfolios” and each, a “Portfolio”)

Supplement dated May 6, 2025

to the Portfolios’ Statement of Additional Information (“SAI”)

dated May 1, 2026, as supplemented and amended to date

Effective June 1, 2026, in the table under the section entitled “PORTFOLIO MANAGERS – Other Accounts,” in the section pertaining to Franklin Advisers, the information replaced with the following:

Adviser/ Subadviser	Portfolio Managers	Other Accounts (As of January 31, 2026)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
Franklin Advisers[1]	Risser, Brett Floyd, Chris Adrian H. Chan Meeker, Christopher M. Karzon, Nicholas Raineri, Steven B.	7 17 31 4 4 5	$4,770.85 $13,122.63 $11,698.50 $5,556.30 $5,556.30 $5,774.52	9 19 33 2 2 2	$1,923.51 $4,585.49 $16,371.53 $576.32 $576.32 $576.32	4(1) 9(1) 4 5 5 6	$1,470.19($608.65) $2,515.66($608.65) $1,483.18 $189.24 $189.24 $189.29

1 Values in parentheses () represent accounts and assets that are subject to a performance-based advisory fee.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SASTSAI-SUP1.5